                                                                  EXHIBIT 10.2

                 CATERPILLAR FINANCIAL ASSET TRUST 200[_]-[_]

                      Class A-1 [__]% Asset Backed Notes

                      Class A-2 [__]% Asset Backed Notes

                      Class A-3 [__]% Asset Backed Notes

                      Class A-4 [__]% Asset Backed Notes

                       Class B [__]% Asset Backed Notes

                           ADMINISTRATION AGREEMENT

                              Dated as of [Date]

                        ____________________________

                  CATERPILLAR FINANCIAL SERVICES CORPORATION

                                Administrator

17.   NOT APPLICABLE TO CATERPILLAR FINANCIAL SERVICES CORPORATION IN

EXHIBIT A - Form of Power of Attorney

      ADMINISTRATION  AGREEMENT,  dated as of [Date] (as amended,  modified or
supplemented  from  time  to  time,  this   "Agreement"),   among  CATERPILLAR
FINANCIAL  ASSET TRUST  200[_]-[_],  a Delaware  statutory trust (the "Issuing
Entity"),  CATERPILLAR FINANCIAL SERVICES CORPORATION,  a Delaware corporation
("CFSC"),  as  administrator  (the  "Administrator"),   CATERPILLAR  FINANCIAL
FUNDING  CORPORATION,  a Nevada  corporation,  as depositor (the "Depositor"), and [Name of Indenture Trustee],  a national banking  association,  not in its individual capacity but solely as trustee (the "Indenture Trustee").

                            W I T N E S S E T H :

      WHEREAS the Issuing  Entity is issuing the Class A-1 [__]% Asset  Backed
Notes (the  "Class A-1  Notes"),  the Class A-2 [__]% Asset  Backed Notes (the
"Class A-2 Notes"),  the Class A-3 [__]% Asset  Backed  Notes (the  "Class A-3
Notes"),  the Class A-4 [__]% Asset Backed Notes (the  "Class A-4  Notes") and
the Class B [__]% Asset Backed Notes (the "Class B Notes";  together  with the
Class A-1  Notes,  Class A-2  Notes,  the  Class A-3  Notes  and the Class A-4
Notes,  the  "Notes")  pursuant  to the  Indenture,  dated  as of  [Date]  (as amended,  modified  or  supplemented  from  time to  time,  the  "Indenture"), between the Issuing Entity and the Indenture Trustee.

      WHEREAS  the Issuing  Entity has  entered  into  certain  agreements  in connection with the issuance of the Notes and of certain beneficial  ownership
interests  of  the  Issuing   Entity,   including  (i) a  Sale  and  Servicing
Agreement,  dated as of [Date] (as amended, modified or supplemented from time to time, the "Sale and Servicing  Agreement")  (capitalized  terms used herein and not defined  herein  shall have the  meanings  assigned  such terms in the
Sale and Servicing  Agreement,  or if not defined  therein,  in the Indenture)
among the  Issuing  Entity,  CFSC,  as  servicer,  and the  Depositor,  (ii) a
Depository  Agreement  dated [Date] (the  "Depository  Agreement"),  among the
Issuing Entity, the Indenture Trustee and The Depository Trust Company,  (iii)
the  Indenture  and (iv) the  Custodial  Agreement,  dated as of  [Date]  (the
"Custodial  Agreement"),  among CFSC, the Depositor,  the Issuing Entity,  the
Indenture  Trustee and [Name of Custodian],  as custodian  (the  "Custodian").
The Sale and Servicing  Agreement,  the  Depository  Agreement,  the Custodial
Agreement and the Indenture are  hereinafter  referred to  collectively as the
"Related Agreements";

      WHEREAS pursuant to the Related  Agreements,  the Issuing Entity and the
Owner Trustee are required to perform  certain  duties in connection  with (a)
the  Notes  and the  collateral  therefor  granted  to the  Indenture  Trustee pursuant to the Indenture (the "Collateral") and (b) the beneficial  ownership interests in the Issuing Entity (the holders of such interests  being referred to herein as the "Owners");

      WHEREAS  the  Issuing  Entity and the Owner  Trustee  desire to have the
Administrator  perform  certain  of the duties of the  Issuing  Entity and the
Owner  Trustee  referred  to in the  preceding  clause,  and to  provide  such additional  services  consistent  with  the  terms of this  Agreement  and the
Related  Agreements as the Issuing  Entity and the Owner Trustee may from time to time request;

      WHEREAS the  Administrator  has the  capacity  to provide  the  services required  hereby  and is  willing to perform  such  services  for the  Issuing
Entity and the Owner Trustee on the terms set forth herein;

      NOW,  THEREFORE,  in  consideration  of the mutual  covenants  contained herein,  and other good and valuable  consideration,  the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.    Duties of Administrator.

(a)   Duties with  Respect to the Related  Agreements.  (i) The  Administrator
agrees to perform all the duties of the Issuing  Entity and the Owner  Trustee under the Depository Agreement.  In addition,  the Administrator shall consult with the Owner  Trustee  regarding  the duties of the  Issuing  Entity and the
Owner Trustee under the Related  Agreements.  The Administrator  shall monitor the  performance of the Issuing Entity and shall advise the Owner Trustee when action  is  necessary  to  comply  with  the  Issuing  Entity's  or the  Owner
Trustee's  duties  under  the  Related  Agreements.  The  Administrator  shall prepare  for  execution  by the Issuing  Entity or the Owner  Trustee or shall cause the  preparation  by other  appropriate  persons of all such  documents, reports,  filings,  instruments,  certificates and opinions as it shall be the duty of the Issuing  Entity or the Owner  Trustee to prepare,  file or deliver pursuant  to any Related  Agreement.  In  furtherance  of the  foregoing,  the
Administrator  shall take all  appropriate  action  that it is the duty of the
Issuing  Entity  or the  Owner  Trustee  to  take  pursuant  to the  Indenture including,  without  limitation,  such of the  foregoing as are required  with respect  to the  following  matters  under the  Indenture  (references  are to sections of the Indenture):

(A)   the  preparation  of or  obtaining  of  the  documents  and  instruments required for  authentication  of the Notes,  if any, and delivery of the same to the Indenture Trustee (Section 2.02);

(B)   the  duty  to  cause  the  Note  Register  to be kept  and to  give  the
      Indenture  Trustee notice of any appointment of a new Note Registrar and the  location,  or change in  location,  of the Note  Register  (Section
      2.04);

(C)   the notification of Noteholders of the final principal  payment on their
      Notes (Section 2.07(b));

(D)   the fixing or causing to be fixed of any  specified  record date and the notification of the Indenture  Trustee and  Noteholders  with respect to special payment dates, if any (Section 2.07(c));

(E)   the preparation,  obtaining or filing of the  instruments,  opinions and certificates and other documents  required for the release of collateral
      (Section 2.09);

(F)   the duty to cause newly appointed  Paying Agents,  if any, to deliver to
      the  Indenture  Trustee  the  instrument   specified  in  the  Indenture
      regarding funds held in trust (Section 3.03);

                                        2

(G)   the direction to Paying Agents,  if any, to pay to the Indenture Trustee
      all sums held in trust by such Paying Agents (Section 3.03);

(H)   the obtaining and preservation of the Issuing Entity's  qualification to do  business  in each  jurisdiction  in which such  qualification  is or shall be necessary to protect the  validity  and  enforceability  of the
      Indenture,  the Notes,  the  Collateral  and each other  instrument  and agreement included in the Trust Estate (Section 3.04);

(I)   the preparation of all supplements,  amendments,  financing  statements, continuation  statements,  if any,  instruments of further assurance and other  instruments,  in accordance  with Section 3.05 of the  Indenture, necessary to protect the Trust Estate (Section 3.05);

(J)   the  obtaining  of the  Opinion of Counsel on the  Closing  Date and the
      annual delivery of Opinions of Counsel,  in accordance with Section 3.06 of the  Indenture,  as to the Trust Estate,  and the annual  delivery of the Officer's  Certificate and certain other  statements,  in accordance with Section 3.09 of the Indenture,  as to compliance with the Indenture
      (Sections 3.06 and 3.09);

(K)   the identification to the Indenture Trustee in an Officer's  Certificate
      of a Person with whom the Issuing  Entity has  contracted to perform its duties under the Indenture (Section 3.07(b));

(L)   the  notification of the Indenture  Trustee and the Rating Agencies of a
      Servicer  Default  pursuant to the Sale and Servicing  Agreement and, if such  Servicer  Default  arises  from the  failure  of the  Servicer  to perform any of its duties under the Sale and  Servicing  Agreement,  the taking  of  all  reasonable  steps  available  to  remedy  such  failure
      (Section 3.07(d));

(M)   the preparation and obtaining of documents and instruments  required for the  release  of the  Issuing  Entity  from  its  obligation  under  the
      Indenture (Section 3.11(b));

(N)   the delivery of notice to the Indenture  Trustee and the Rating Agencies of each Event of Default and each  default by the  Servicer or Depositor under the Sale and Servicing Agreement (Section 3.19);

(O)   the   monitoring  of  the  Issuing   Entity's   obligations  as  to  the
      satisfaction  and discharge of the Indenture and the  preparation  of an
      Officer's  Certificate  and the  obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

(P)   the compliance with any written  directive of the Indenture Trustee with respect  to the sale of the Trust  Estate in a  commercially  reasonable manner if an Event of Default  shall  have  occurred  and be  continuing
      (Section 5.04);

                                        3

(Q)   the  preparation and delivery of notice to Noteholders of the removal of the  Indenture  Trustee and the  appointment  of a  successor  Indenture
      Trustee (Section 6.08);

(R)   the  preparation  of any written  instruments  required to confirm  more fully the  authority  of any  co-trustee  or  separate  trustee  and any written  instruments  necessary in connection  with the  resignation  or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

(S)   the furnishing of the Indenture  Trustee with the names and addresses of
      Noteholders  during any  period  when the  Indenture  Trustee is not the
      Note Registrar (Section 7.01);

(T)   the preparation  and, after execution by the Issuing Entity,  the filing with the  Commission,  any  applicable  state agencies and the Indenture
      Trustee of documents  required to be filed on a periodic basis with, and
      summaries   thereof  as  may  be  required  by  rules  and   regulations
      prescribed by, the Commission and any applicable  state agencies and the transmission  of  such  summaries,  as  necessary,  to  the  Noteholders
      (Section 7.03);

(U)   the opening of one or more accounts in the Issuing  Entity's  name,  the preparation of Issuer  Orders,  Officer's  Certificates  and Opinions of
      Counsel and all other actions  necessary  with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

(V)   the  preparation of an Issuer Request and Officer's  Certificate and the
      obtaining  of an Opinion of Counsel  and  Independent  Certificates,  if
      necessary,  for the  release  of the  Trust  Estate  as  defined  in the
      Indenture (Sections 8.04 and 8.05);

(W)   the  preparation  of Issuer  Orders and the  obtaining  of  Opinions  of
      Counsel with respect to the  execution of  supplemental  indentures  and the  mailing  to  the  Noteholders  of  notices  with  respect  to  such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(X)   the  execution of new Notes  conforming  to any  supplemental  indenture
      (Section 9.06);

(Y)   the   notification   of   Noteholders   of   redemption   of  the  Notes
      (Section 10.02);

(Z)   the preparation of all Officer's  Certificates,  Opinions of Counsel and
      Independent  Certificates  with  respect to any  requests by the Issuing
      Entity to the  Indenture  Trustee to take any action under the Indenture
      (Section 11.01(a));

(AA)  the  preparation  and  delivery  of  Officer's   Certificates   and  the
      obtaining of Independent Certificates,  if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

                                        4

(BB)  the  notification  of the  Rating  Agencies,  upon  the  failure  of the
      Indenture  Trustee  to  give  such  notification,   of  the  information
      required pursuant to Section 11.04 of the Indenture (Section 11.04);

(CC)  the preparation  and delivery to Noteholders  and the Indenture  Trustee
      of  any  agreements  with  respect  to  alternate   payment  and  notice
      provisions (Section 11.06);

(DD)  the recording of the Indenture, if applicable (Section 11.15); and

(EE)  causing the Servicer to comply with Sections 4.09,  4.10,  4.11 and 5.06 of the Sale and Servicing Agreement.

(ii)  The Administrator will:

(A)   pay the Indenture Trustee from time to time reasonable  compensation for all  services  rendered by the  Indenture  Trustee  under the  Indenture
      (which  compensation  shall not be  limited by any  provision  of law in regard to the compensation of a trustee of an express trust);

(B)   except as otherwise  expressly provided in the Indenture,  reimburse the
      Indenture  Trustee  upon  its  request  for  all  reasonable   expenses,
      disbursements  and advances incurred or made by the Indenture Trustee in
      accordance   with  any  provision  of  the  Indenture   (including   the
      reasonable  compensation,  expenses and  disbursements of its agents and either in-house  counsel or outside counsel,  but not both),  except any such  expense,  disbursement  or advance as may be  attributable  to its negligence or bad faith;

(C)   indemnify  the  Indenture  Trustee and its agents for,  and to hold them harmless  against,  any losses,  liability or expense  incurred  without negligence  or bad faith on their part,  arising out of or in connection with the acceptance or administration  of the transactions  contemplated by the  Indenture,  including  the  reasonable  costs  and  expenses  of defending  themselves  against any claim or liability in connection with the exercise or  performance  of any of their powers or duties under the
      Indenture; and

(D)   indemnify  the  Owner  Trustee  and its  agents  for,  and to hold  them harmless  against,  any losses,  liability or expense  incurred  without negligence  or bad faith on their part,  arising out of or in connection with the acceptance or administration  of the transactions  contemplated by the Trust  Agreement,  including the reasonable costs and expenses of defending  themselves  against any claim or liability in connection with the exercise or  performance  of any of their powers or duties under the
      Trust Agreement.

(b)   Additional  Duties.  (i)  In addition to the duties of the Administrator set forth above, the  Administrator  shall perform such calculations and shall prepare  for  execution  by the Issuing  Entity or the Owner  Trustee or shall cause the  preparation  by other  appropriate  persons of all such  documents, reports,  filings,  instruments,  certificates and opinions as it shall be the duty of the Issuing  Entity or the Owner  Trustee to prepare,  file or deliver pursuant to the Related  Agreements,  and at the request of the Owner  Trustee shall take all  appropriate  action that it is the duty of the Issuing  Entity or the Owner  Trustee to take pursuant to the Related  Agreements.  Subject to

                                        5

Section 5 of this  Agreement,  and in  accordance  with the  directions of the
Owner Trustee,  the Administrator  shall administer,  perform or supervise the performance  of such  other  activities  in  connection  with  the  Collateral
(including the Related  Agreements) as are not covered by any of the foregoing provisions  and as are  expressly  requested  by the  Owner  Trustee  and  are reasonably within the capability of the Administrator.

(ii)  Notwithstanding  anything in this Agreement or the Related Agreements to the contrary,  the Administrator  shall be responsible for promptly  notifying the Owner  Trustee  in the event  that any  withholding  tax is imposed on the
Issuing  Entity's  payments  (or  allocations  of  income)  to the  "Owner" as contemplated in Section 5.02(c) of the Trust Agreement.  Any such notice shall specify  the amount of any  withholding  tax  required  to be  withheld by the
Owner Trustee pursuant to such provision.

(iii) Notwithstanding  anything in this Agreement or the Related Agreements to the contrary,  the  Administrator  shall be responsible for performance of the duties of the Owner  Trustee set forth in Section 5.05 of the Trust  Agreement
with  respect  to,  among  other  things,   accounting   and  reports  to  the
Certificateholder.

(iv)  The  Administrator  may satisfy its obligations  with respect to clauses
(ii) and (iii)  above by  retaining,  at the expense of the  Administrator,  a firm of independent public accountants (the  "Accountants")  acceptable to the
Owner  Trustee  which  shall  perform  the  obligations  of the  Administrator thereunder.  In connection  with paragraph (ii) above,  the  Accountants  will provide  prior to [Date] a letter in form and  substance  satisfactory  to the
Owner  Trustee as to whether  any tax  withholding  is then  required  and, if required,  the  procedures to be followed with respect  thereto to comply with the  requirements  of the Code.  The  Accountants  shall be required to update
the  letter  in  each  instance  that  any  additional   tax   withholding  is
subsequently  required or any  previously  required tax  withholding  shall no longer be required.

(v)   The  Administrator   shall  perform  the  duties  of  the  Administrator
specified in Section 10.02 of the Trust Agreement  required to be performed in connection  with the  resignation  or  removal of the Owner  Trustee,  and any other duties  expressly  required to be performed by the  Administrator  under the Trust Agreement.

(vi)  In carrying  out the  foregoing  duties or any of its other  obligations under this Agreement,  the  Administrator  may enter into transactions with or otherwise deal with any of its Affiliates;  provided,  however, that the terms of  any  such  transactions  or  dealings  shall  be in  accordance  with  any
directions   received   from  the   Issuing   Entity  and  shall  be,  in  the
Administrator's  opinion,  no less  favorable to the Issuing Entity than would be available from unaffiliated parties.

(vii) It is the intention of the parties hereto that the Administrator  shall, and the  Administrator  hereby  agrees to,  execute  on behalf of the  Issuing
Entity  or  the  Owner   Trustee  all  such   documents,   reports,   filings,
instruments,  certificates and opinions as it shall be the duty of the Issuing
Entity or the Owner Trustee to prepare,  file or deliver pursuant to the Basic
Documents.  In  furtherance  thereof,  the Owner Trustee  shall,  on behalf of itself and of the Issuing  Entity,  execute and deliver to the  Administrator, and to each successor  Administrator  appointed  pursuant to the terms hereof, one or more powers of attorney  substantially in the form of Exhibit A hereto,

                                        6

appointing the  Administrator  the  attorney-in-fact  of the Owner Trustee and the  Issuing  Entity  for the  purpose  of  executing  on  behalf of the Owner
Trustee  and  the  Issuing  Entity  all  such  documents,   reports,  filings,
instruments, certificates and opinions.

(c)   Non-Ministerial  Matters.  (i)  With  respect  to  matters  that  in the
reasonable   judgment   of  the   Administrator   are   non-ministerial,   the
Administrator  shall  not take any  action  unless  within a  reasonable  time before the taking of such action,  the  Administrator  shall have notified the
Owner  Trustee of the  proposed  action and the Owner  Trustee  shall not have withheld consent or provided an alternative direction.  For the purpose of the
preceding   sentence,   "non-ministerial   matters"  shall  include,   without
limitation:

(A)   the amendment of or any supplement to the Indenture;

(B)   the  initiation  of any claim or lawsuit by the  Issuing  Entity and the compromise  of any  action,  claim or lawsuit  brought by or against the
      Issuing  Entity  (other than in  connection  with the  collection of the
      Receivables);

(C)   the amendment, change or modification of the Related Agreements;

(D)   the appointment of successor Note  Registrars,  successor  Paying Agents and  successor  Indenture  Trustees  pursuant  to the  Indenture  or the appointment of successor  Administrators or successor Servicers,  or the consent  to the  assignment  by the  Note  Registrar,  Paying  Agent  or
      Indenture Trustee of its obligations under the Indenture; and

(E)   the removal of the Indenture Trustee.

(ii)  Notwithstanding   anything  to  the  contrary  in  this  Agreement,  the
Administrator  shall not be obligated to, and shall not, (x) make any payments to the Noteholders or the Certificateholder under the Related Agreements,  (y)
sell the Trust Estate  pursuant to Section  5.04 of the  Indenture or (z) take any other  action that the Issuing  Entity  directs the  Administrator  not to take on its behalf.

2.    Records.  The Administrator shall maintain  appropriate books of account and records relating to services performed  hereunder,  which books of account and records shall be accessible  for  inspection  by the Issuing  Entity,  the
Owner  Trustee,  the  Indenture  Trustee and the  Depositor at any time during normal business hours.

3.    Compensation.    As   compensation    for   the   performance   of   the
Administrator's  obligations under this Agreement,  the Administrator shall be entitled to  $[_________]  per month which shall be payable in accordance with
Section 5.04 of the Sale and Servicing  Agreement.  The  Depositor  shall also reimburse the  Administrator  for any of its liabilities and expenses  related to its  performance  hereunder  or  under  any  Related  Agreement  (including without  limitation  those  expenses  set forth in  Section  1(a)(ii)  of this
Agreement).

                                        7

4.    Additional   Information  To  Be  Furnished  to  Issuing   Entity.   The
Administrator  shall  furnish  to the  Issuing  Entity  from time to time such additional  information  regarding the  Collateral as the Issuing Entity shall reasonably request.

5.    Independence of Administrator.  For all purposes of this Agreement,  the
Administrator  shall be an independent  contractor and shall not be subject to the  supervision  of the Issuing  Entity or the Owner  Trustee with respect to the  manner  in which  it  accomplishes  the  performance  of its  obligations
hereunder.   Unless   expressly   authorized  by  the  Issuing   Entity,   the
Administrator  shall have no  authority  to act for or  represent  the Issuing
Entity or the Owner  Trustee in any way and shall not  otherwise  be deemed an agent of the Issuing Entity or the Owner Trustee.

6.    No  Joint  Venture.  Nothing  contained  in  this  Agreement  shall  (i)
constitute  the  Administrator  and either of the Issuing  Entity or the Owner
Trustee as members of any partnership, joint venture, association,  syndicate, unincorporated  business or other separate entity, (ii) be construed to impose any  liability  as such on any of them or (iii) be  deemed to confer on any of them any express,  implied or apparent  authority to incur any  obligation  or liability on behalf of the others.

7.    Other  Activities  of  Administrator.  Nothing  herein shall prevent the
Administrator  or its affiliates from engaging in other  businesses or, in its sole discretion,  from acting in a similar  capacity as an  administrator  for any other  person or entity  even  though  such person or entity may engage in business  activities similar to those of the Issuing Entity, the Owner Trustee or the Indenture Trustee.

8.    Term of Agreement;  Resignation and Removal of Administrator.  (a)  This
Agreement  shall  continue  in force  until  the  dissolution  of the  Issuing
Entity, upon which event this Agreement shall automatically terminate.

(b)   Subject  to  Section  8(e) and (f),  the  Administrator  may  resign its duties  hereunder by providing the Issuing  Entity with at least 60 days prior written notice.

(c)   Subject  to  Section  8(e) and (f),  the  Issuing  Entity may remove the
Administrator  without cause by providing the  Administrator  with at least 60 days prior written notice.

(d)   Subject  to  Section  8(e) and (f),  at the sole  option of the  Issuing
Entity,  the Administrator  may be removed  immediately upon written notice of termination  from  the  Issuing  Entity  to  the  Administrator  if any of the
following events shall occur:

(i)   the Administrator  shall default in the performance of any of its duties under this Agreement  and,  after notice of such default,  shall not cure such default  within ten days (or,  if such  default  cannot be cured in such time, shall not give within 10 days such  assurance  of cure as shall be  reasonably satisfactory to the Issuing Entity);

(ii)  a court  having  jurisdiction  in the  premises  shall enter a decree or order for relief,  and such decree or order shall not have been vacated within
60 days, in respect of the  Administrator  in any  involuntary  case under any applicable  bankruptcy,  insolvency  or other  similar law now or hereafter in

                                        8

effect or  appoint  a  receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator  or similar  official for the  Administrator  or any  substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii) the  Administrator  shall commence a voluntary case under any applicable bankruptcy,  insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an  involuntary  case under any such law,  or shall  consent to the  appointment  of a  receiver,  liquidator, assignee,  trustee,  custodian,  sequestrator  or  similar  official  for  the
Administrator  or any substantial  part of its property,  shall consent to the taking of  possession  by any such  official  of any  substantial  part of its property,  shall make any general  assignment  for the benefit of creditors or shall fail generally to pay its debts as they become due.

      The  Administrator  agrees that if any of the events specified in clause
(ii) or (iii) of this  Section  shall  occur,  it shall  give  written  notice thereof to the Issuing  Entity and the  Indenture  Trustee  within  seven days after the happening of such event.

(e)   No resignation or removal of the Administrator  pursuant to this Section shall be  effective  until  (i) a  successor  Administrator  shall  have  been appointed by the Issuing  Entity and (ii) such successor  Administrator  shall have agreed in writing to be bound by the terms of this  Agreement in the same manner as the Administrator is bound hereunder.

(f)   The appointment of any successor  Administrator  shall be effective only after  satisfaction  of  the  Rating  Agency  Condition  with  respect  to the proposed appointment.

9.    Action  upon  Termination,  Resignation  or Removal.  Promptly  upon the effective date of  termination  of this Agreement  pursuant to Section 8(a) or the  resignation or removal of the  Administrator  pursuant to Section 8(b) or
(c),  respectively,  the  Administrator  shall be entitled to be paid all fees and  reimbursable  expenses  accruing  to it to the date of such  termination,
resignation  or  removal.   The   Administrator   shall  forthwith  upon  such
termination  pursuant  to  Section  8(a)  deliver  to the  Issuing  Entity all property and  documents of or relating to the  Collateral  then in the custody of the  Administrator.  In the  event of the  resignation  or  removal  of the
Administrator   pursuant   to   Section   8(b)  or  (c),   respectively,   the
Administrator  shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly  transfer of the duties of the Administrator.

10.   Notices.  Any  notice,  report or other  communication  given  hereunder shall be in writing and addressed as follows:

(a)   if to the Issuing Entity or the Owner Trustee, to

                  CATERPILLAR FINANCIAL ASSET TRUST 200[_]-[_]
                  [Name of Owner Trustee]
                  [Address]
                  Attention:  [____]

                                        9

(b)   if to the Administrator, to

                  Caterpillar Financial Services Corporation
                  2120 West End Avenue
                  Nashville, TN  37203-0001

(c)   if to the Indenture Trustee, to

                  [Name of Indenture Trustee]
                  [Address]

(d)   if to the Depositor, to

                  Caterpillar Financial Funding Corporation
                  4040 S. Eastern Avenue
                  Suite 344
                  Las Vegas, Nevada  89119

or to such  other  address  as any  party  shall  have  provided  to the other parties in writing.  Any notice  required to be in writing  hereunder shall be deemed given if such notice is mailed by certified mail,  postage prepaid,  or hand-delivered  to the  address of such party as provided  above,  except that notices to the Indenture Trustee are effective only upon receipt.

11.   Amendments.  This  Agreement may be amended,  with prior written  notice to the  Rating  Agencies,  from  time  to  time by a  written  amendment  duly executed  and  delivered  by the Issuing  Entity,  the  Administrator  and the
Indenture Trustee, with the written consent of the Owner Trustee,  without the consent  of the  Noteholders  and the  Certificateholder,  for the  purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions  of this  Agreement or of modifying in any manner the rights of the
Noteholders or the Certificateholder;  provided,  however, that such amendment will not, in the  Opinion of  Counsel,  materially  and  adversely  affect the interest  of any  Noteholder  or the  Certificateholder  or  the  federal  tax characterization  of the  Notes.  This  Agreement  may also be  amended,  with prior  written  notice to the Rating  Agencies,  by the  Issuing  Entity,  the
Administrator  and the Indenture Trustee with the written consent of the Owner
Trustee and the  holders of Notes  evidencing  a majority  in the  Outstanding
Amount of the  Notes and the  holder of the  Certificate  for the  purpose  of adding any provisions to or changing in any manner or  eliminating  any of the provisions  of this  Agreement  or of  modifying  in any  manner the rights of
Noteholders  or  the  Certificateholder;   provided,  however,  that  no  such
amendment  may (i)  increase  or  reduce  in any  manner  the  amount  of,  or accelerate or delay the timing of,  collections  of payments on Receivables or distributions  that are required to be made for the benefit of the Noteholders or the  Certificateholder  or (ii)  reduce  the  aforesaid  percentage  of the holders  of Notes and the  holder of the  Certificate  which are  required  to consent to any such  amendment,  without the consent of the holders of all the outstanding  Notes and the  Certificate.  Notwithstanding  the foregoing,  the
Administrator  may not amend this  Agreement  without  the  permission  of the
Depositor, which permission shall not be unreasonably withheld.

12.   Successors  and  Assigns.  This  Agreement  may not be  assigned  by the
Administrator  unless such assignment is previously consented to in writing by

                                        10

the Issuing  Entity and the Owner Trustee and subject to the  satisfaction  of the Rating  Agency  Condition  in respect  thereof.  An  assignment  with such consent  and  satisfaction,  if  accepted  by the  assignee,  shall  bind  the
assignee   hereunder  in  the  same  manner  as  the  Administrator  is  bound hereunder.  Notwithstanding  the foregoing,  this Agreement may be assigned by the  Administrator  without  the  consent of the  Issuing  Entity or the Owner
Trustee  to a  corporation  or  other  organization  that is a  successor  (by merger,  consolidation or purchase of assets) to the  Administrator,  provided that such successor  organization executes and delivers to the Issuing Entity, the Owner  Trustee  and the  Indenture  Trustee  an  agreement  in which  such corporation or other  organization  agrees to be bound  hereunder by the terms of  said  assignment  in  the  same  manner  as  the  Administrator  is  bound
hereunder.   Subject  to  the  foregoing,   this  Agreement   shall  bind  any
successors or assigns of the parties hereto.

13.   GOVERNING  LAW. THIS  AGREEMENT  SHALL BE CONSTRUED IN  ACCORDANCE  WITH
THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE  TO ITS CONFLICT OF LAW
PROVISIONS  (OTHER  THAN  SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK  GENERAL
OBLIGATIONS  LAW) AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

14.   Headings.   The  section   headings   hereof  have  been   inserted  for
convenience  of  reference  only and shall  not be  construed  to  affect  the meaning, construction or effect of this Agreement.

15.   Counterparts.  This Agreement may be executed in  counterparts,  each of which  when so  executed  shall  together  constitute  but  one  and the  same agreement.

16.   Severability.  Any  provision of this  Agreement  that is  prohibited or unenforceable in any  jurisdiction  shall be ineffective to the extent of such prohibition or unenforceability  without invalidating the remaining provisions hereof and any such prohibition or  unenforceability in any jurisdiction shall
not   invalidate  or  render   unenforceable   such  provision  in  any  other
jurisdiction.

17.   Not Applicable to Caterpillar  Financial Services  Corporation in Other
Capacities.   Nothing  in  this   Agreement   shall   affect  any   obligation
Caterpillar Financial Services Corporation may have in any other capacity.

18.   Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)   Notwithstanding   anything  contained  herein  to  the  contrary,   this
instrument  has been signed by [Name of Owner  Trustee] not in its  individual capacity  but solely in its  capacity as Owner  Trustee of the Issuing  Entity and in no event shall [Name of Owner  Trustee] in its  individual  capacity or any  beneficial  owner  of the  Issuing  Entity  have  any  liability  for the representations,  warranties,  covenants,  agreements or other  obligations of the Issuing Entity hereunder,  as to all of which recourse shall be had solely to the assets of the Issuing Entity.  For all purposes of this  Agreement,  in the performance of any duties or obligations of the Issuing Entity  hereunder, the Owner  Trustee  shall be subject to, and  entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                                        11

(b)   Notwithstanding   anything  contained  herein  to  the  contrary,   this
Agreement  has  been  signed  by  [Name  of  Indenture  Trustee]  not  in  its individual  capacity  but solely as  Indenture  Trustee  and in no event shall
[Name of  Indenture  Trustee]  have  any  liability  for the  representations, warranties,  covenants,  agreements or other obligations of the Issuing Entity hereunder  or in any of the  certificates,  notices  or  agreements  delivered pursuant  hereto,  as to all of  which  recourse  shall be had  solely  to the assets of the Issuing Entity.

19.   Third-Party   Beneficiary.   The   Owner   Trustee   is  a   third-party
beneficiary  to this  Agreement  and is  entitled  to the rights and  benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

20.   Successor   Servicer  and   Administrator.   The   Administrator   shall
undertake,  as promptly as possible  after the giving of notice of termination to the Servicer of the Servicer's  rights and powers  pursuant to Section 8.02 of the Sale and  Servicing  Agreement,  to enforce the  provisions of Section
8.02 with respect to the appointment of a successor  Servicer.  Such successor
Servicer shall,  upon compliance with the last sentence of the first paragraph of Section  8.02 of the Sale and  Servicing  Agreement,  become the  successor
Administrator  hereunder;  provided,  however,  that if the Indenture  Trustee shall become such successor Administrator,  the Indenture Trustee shall not be required to perform any  obligations  or duties or conduct any  activities  as successor  Administrator  that would be  prohibited  by law and not within the banking  and  trust  powers  of the  Indenture  Trustee.  In such  event,  the
Indenture   Trustee  shall  appoint  a   sub-administrator   to  perform  such
obligations and duties.

21.   Nonpetition Covenants.

(a)   Notwithstanding any prior termination of this Agreement,  the Depositor, the  Administrator,  the Owner  Trustee and the  Indenture  Trustee shall not, prior to the date which is one year and one day after the  termination of this
Agreement  with  respect  to  the  Issuing  Entity,  acquiesce,   petition  or
otherwise  invoke or cause the  Issuing  Entity to invoke  the  process of any court or  government  authority  for the purpose of commencing or sustaining a case  against  the  Issuing  Entity  under any  Federal  or state  bankruptcy, insolvency  or similar law or  appointing  a receiver,  liquidator,  assignee, trustee,  custodian,  sequestrator  or other  similar  official of the Issuing
Entity or any substantial part of its property,  or ordering the winding up or liquidation of the affairs of the Issuing Entity.

(b)   Notwithstanding  any prior  termination of this  Agreement,  the Issuing
Entity, the  Administrator,  the Owner Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the  termination of
this  Agreement  with  respect  to  the  Depositor,   acquiesce,  petition  or
otherwise  invoke or cause the Depositor to invoke the process of any court or government  authority  for the  purpose of  commencing  or  sustaining  a case against the  Depositor  under any Federal or state  bankruptcy,  insolvency or
similar  law  or  appointing  a  receiver,   liquidator,   assignee,  trustee,
custodian,  sequestrator  or other  similar  official of the  Depositor or any substantial  part of its property,  or ordering the winding up or  liquidation of the affairs of the Depositor.

                           [Signature Page Follows]

                                        12

      IN WITNESS  WHEREOF,  the parties have caused this  Agreement to be duly executed and delivered as of the day and year first above written.

                                 CATERPILLAR FINANCIAL ASSET
                                    TRUST 200[_]-[_]

                                 By:  [Name of Owner Trustee], not in its
                                      individual capacity but solely as Owner
                                      Trustee

                                 By:___________________________________________
                                      Name:
                                      Title:

                                 [NAME OF INDENTURE TRUSTEE],
                                      not in its individual capacity
                                      but solely as Indenture Trustee

                                 By:___________________________________________
                                      Name:
                                      Title:

                                 CATERPILLAR FINANCIAL SERVICES CORPORATION,
                                    as Administrator

                                 By:___________________________________________
                                      Name:
                                      Title:

                                 CATERPILLAR FINANCIAL FUNDING CORPORATION,
                                    as Depositor

                                 By:___________________________________________
                                      Name:
                                      Title:

                                                                     EXHIBIT A
                                                   [Form of Power of Attorney]

                              POWER OF ATTORNEY

STATE OF ____________         )
                              )
COUNTY OF __________          )

      KNOW  ALL  MEN  BY  THESE  PRESENTS,  that   ______________________,   a
____________________________,  not in its  individual  capacity  but solely as owner trustee  ("Owner  Trustee") for the  CATERPILLAR  FINANCIAL  ASSET TRUST
200[_]-[_]    ("Trust"),    does   hereby   make,   constitute   and   appoint
____________________________,   as  Administrator   under  the  Administration
Agreement   (as   defined   below),   and  its   agents  and   attorneys,   as
Attorneys-in-Fact  to  execute on behalf of the Owner  Trustee or the  Issuing
Entity all such documents,  reports,  filings,  instruments,  certificates and opinions as it shall be the duty of the Owner  Trustee or the  Issuing  Entity to prepare,  file or deliver pursuant to the Related Agreements (as defined in the Administration  Agreement),  including,  without limitation, to appear for and represent the Owner Trustee and the Issuing Entity in connection  with the preparation,  filing  and  audit of  federal,  state  and  local  tax  returns pertaining to the Issuing  Entity,  and with full power to perform any and all acts  associated  with such  returns and audits that the Owner  Trustee  could perform,  including  without  limitation,  the right to distribute and receive confidential  information,  defend and assert positions in response to audits, initiate  and defend  litigation,  and to execute  waivers of  restriction  on assessments  of  deficiencies,  consents to the  extension of any statutory or regulatory  time  limit,  and  settlements.  For the  purpose of this Power of
Attorney,  the  term  "Administration   Agreement"  means  the  Administration
Agreement,  dated  as  of  [Date],  among  the  Trust,  Caterpillar  Financial
Services   Corporation,   as  Administrator,   Caterpillar  Financial  Funding
Corporation,  as  depositor,  and [Name of  Indenture  Trustee],  as Indenture
Trustee, as amended, modified or supplemented from time to time.

      All powers of attorney for this purpose  heretofore filed or executed by the Owner Trustee are hereby revoked.

      EXECUTED this [___] day of [__], 20[__].

                                 [Name of Owner Trustee], not in its
                                      individual capacity but solely as Owner
                                      Trustee,

                                 By:___________________________________________
                                      Name:
                                      Title: